UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2003

Sepracor Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19410	22-2536587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA		01752
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 481-6700

N/A
(Former name or former address, if changed since last report)

Item 5.                                                             Other Events.

On December 8, 2003, Sepracor Inc. (the “Registrant”) announced that it had commenced a proposed offering of $600,000,000 of convertible senior subordinated notes. A copy of the press release relating to such announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Attached to this Current Report on Form 8-K as Exhibit 99.2 are factors that may affect the Registrant's future operating results.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003	SEPRACOR INC.

	By:	/s/ Robert F. Scumaci
Robert F. Scumaci
Executive Vice President, Finance and Administration and Treasurer

EXHIBIT INDEX

Exhibit No.		Description
99.1		Press Release dated December 8, 2003
99.2	`	Factors that may affect the Registrant's future operating results